VOTING AGREEMENT

        VOTING AGREEMENT (this “Agreement”) dated as of May 13, 2007, is by and among Business&Decision North America Holding, Inc., a Delaware corporation (“Parent”); BDEC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”); and each individual listed on the signature page hereof as a stockholder (each, a “Stockholder,” and collectively, the “Stockholders”). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Merger Sub and Inforte Corp., a Delaware corporation (the “Company”).

RECITALS

    A.        Each Stockholder “beneficially owns” (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) set forth opposite such stockholder’s name on Schedule A hereto (such shares of Company Common Stock, together with all other shares of capital stock of the Company acquired and beneficially owned by any Stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”).

    B.        Concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company have entered into the Merger Agreement providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the Merger (the “Merger”), all upon the terms and subject to the conditions set forth therein.

    C.        The Stockholders desire to enter into this Agreement to induce Parent and Merger Sub to enter into the Merger Agreement.

    D.        The Board of Directors of the Company has taken all actions necessary and within its authority such that no restrictive provision of any “fair price,” “moratorium,” “control share acquisition,” “business combination,” “Stockholder protection,” “interested stockholder” or other similar anti-takeover statute or regulation, including, without limitation, Section 203 of the General Corporation Law of the State of Delaware, or any restrictive provision of the Certificate of Incorporation or By-Laws of the Company is, or at the Effective Time will be, applicable to the Company, Parent, Merger Sub, the Company Common Stock, the Merger or any other transaction contemplated by this Agreement or the Merger Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    Representations and Warranties of Each Stockholder.

        Each Stockholder, severally (and not jointly), hereby represents and warrants to Parent as follows:

        (a)        Execution and Delivery. Stockholder has and will have the legal capacity, power and authority to enter into and perform all of Stockholder’s obligations under this Agreement and the Proxy. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder enforceable in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

        (b)        No Conflicts. (i) No filing by such Stockholder with any Governmental Entity (other than an amended Schedule 13D), and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Stockholder (if applicable), (B) conflict with, require a consent, waiver or approval under or result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any Contract, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation (written or oral) to which such Stockholder is a party or by which such Stockholder or any of his Subject Shares may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby.

        (c)        The Subject Shares. Schedule A sets forth opposite such Stockholder’s name the number of Subject Shares beneficially owned (as defined in Recital A above) by such Stockholder as of the date hereof. Except as set forth on Schedule A hereto, as of the date hereof, such Stockholder has the sole power to vote (or cause to be voted) such Subject Shares. Except as set forth on such Schedule A, such Stockholder does not directly or indirectly own or hold any shares of Company Common Stock, any right to acquire any additional shares of any class of capital stock of the Company or any voting rights with respect to any shares of any class of capital stock of the Company. Such Stockholder has good and valid title to the Subject Shares denoted as being owned by such Stockholder on Schedule A, free and clear of any and all pledges, mortgages, Liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement.

        (d)        Reliance By Parent. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

        (e)        Litigation. Except as set forth on Schedule A, as of the date hereof, there is no action, proceeding or investigation pending or, to such Stockholder’s knowledge, threatened against such Stockholder that questions the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

        2.        Representations and Warranties of Parent and Merger Sub.

        Parent and Merger Sub, jointly and severally, hereby represent and warrant to each of the Stockholders as follows:

        (a)        Due Organization, etc. Parent and Merger Sub are each duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by each of the Stockholders, constitutes a valid and binding obligation of Parent and Merger Sub enforceable in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

        (b)        Conflicts. (i) No filing by Parent or Merger Sub with any Governmental Entity, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Parent or Merger Sub, the consummation by Parent or Merger Sub of the transactions contemplated hereby or compliance by Parent or Merger Sub with any of the provisions hereof shall (A) conflict with or result in any breach of the respective Certificate of Incorporation or By-Laws of Parent or Merger Sub, (B) result in, or give rise to, a violation or breach of or a default under (with or without notice or lapse of time, or both) any of the terms of any contract, loan or credit agreement, note, bond, mortgage, indenture, lease, permit, understanding, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or Merger Sub, except for any of the foregoing as would not prevent Parent or Merger Sub from performing their respective obligations under this Agreement.

        3.        Covenants of Each Stockholder.

        Until the termination of this Agreement in accordance with Section 5, each Stockholder, in his capacity as such, agrees as follows:

        (a)         At the Company Stockholders’ Meeting or at any adjournment, postponement or continuation thereof or in any other circumstance occurring prior to the Company Stockholders’ Meeting upon which a stockholder vote or other stockholder approval with respect to the Merger and the Merger Agreement is sought, each Stockholder shall vote (or cause to be voted) the Subject Shares beneficially owned (as defined in Recital A above) by such Stockholder (i) in favor of the approval of the Merger and the approval and adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing; (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement and (iii) except with the written consent of Parent and Merger Sub, against (A) any Company Acquisition Proposal, (B) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (C) any change in the individuals who serve as members of the board of directors of the Company; (D) any amendment to the Company’s certificate of incorporation or bylaws; (E) any material change in the capitalization of the Company or the Company’s corporate structure; and (F) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement. Any such vote shall be cast in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote. Each Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 3(a).

        (b)         Each Stockholder agrees not to, directly or indirectly, (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a “Transfer”) or enter into any Contract, agreement, option or other arrangement with respect to a Transfer, or consent to a Transfer of, or enter into a Constructive Sale (as defined below) with respect to, any or all of the Subject Shares, other than in accordance with the Merger Agreement, or (ii) grant any powers of attorney or consents, grant any proxies (other than the Company proxy card in connection with the Company Stockholders’ Meeting if and to the extent such proxy is consistent with such Stockholder’s obligations under Section 3(a) hereof), deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Shares, other than pursuant to this Agreement or in a manner consistent with such Stockholder’s obligations under Section 3(a) hereof. Such Stockholder further agrees not to commit or agree to take any of the foregoing actions or take any action that would in any way prevent, impede, interfere with or adversely affect his ability to perform his obligations under this Agreement. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, each Stockholder may Transfer any or all of the Subject Shares (1) by will, or by operation of law, in which case this Agreement shall bind the transferee, or (2) to A) Stockholders’ spouse, children, parents or siblings (collectively, “Family Members”), (B) any trust solely for the benefit of Stockholder and/or any Family Member(s) and of which Stockholder and/or any such Family Member(s) is the trustee or are the trustees, and (C) any partnership, corporation or limited liability company which is wholly owned and controlled by Stockholder and/or any such Family Member(s), so long as the transferee, prior to such Transfer, executes a counterpart of this Agreement (with such modifications as Parent may reasonably request solely to reflect such transfer) and the Proxy, substantially in the form of Annex A hereto. As used herein, the term “Constructive Sale” shall mean a short sale with respect to any Subject Shares, entering into or acquiring an offsetting derivative contract with respect to any Subject Shares, entering into or acquiring a futures or forward contract to deliver any Subject Shares or entering into any other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

        (c)         Such Stockholder shall not, nor shall such Stockholder act in concert with any Person to make, or in any manner participate in, directly or indirectly, a “solicitation” (as such term is used in the rules of the Securities and Exchange Commission) of proxies or powers of attorney or similar rights to vote.

        (d)         In the event (i) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (ii) that Stockholder shall become the beneficial owner of any additional shares of capital stock of the Company or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3(a), then the terms of this Agreement shall apply to the shares of capital stock of the Company or other securities held by Stockholder immediately following the effectiveness of the events described in clause (i) or Stockholder becoming the beneficial owner thereof as described in clause (ii), as though, in either case, they were Subject Shares hereunder.

        (e)        Proxy.

                     (i)         In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance by Stockholder of Stockholder’s duties under this Agreement, Stockholder, concurrently with the execution of this Agreement, shall execute, in accordance with the provisions of applicable law, and deliver to Parent an irrevocable proxy, substantially in the form of Annex A hereto, and irrevocably appoint Parent or its designees, with full power of substitution, Stockholder’s attorney and proxy to vote, or, if applicable, to give consent with respect to, all of the Subject Shares beneficially owned by Stockholder as of the record date of such vote or consent in respect of any of the matters set forth in, and in accordance with the provisions of, Section 3(a) (the “Proxy”).

                     (ii)         Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Proxy. Stockholder hereby affirms that the Proxy set forth in this Section 3(d) is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby affirms that the Proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof.

                     (iii)         Stockholder hereby revokes any and all prior proxies or powers of attorney given by Stockholder with respect to the voting of the Subject Shares and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Subject Shares until the termination of this Agreement in accordance with Section 5.

                     (iv)         Stockholder shall, at Stockholder’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

                     (v)         The Proxy shall terminate upon the termination of this Agreement.

        4.        Stockholder Capacity.

        No Person executing this Agreement who is or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Stockholder is entering into this Agreement solely in his capacity as the beneficial owner of such Stockholder’s Subject Shares and nothing herein shall limit or affect in any way any actions taken by a Stockholder in his capacity as a director or officer of the Company.

        5.        Termination.

        This Agreement shall terminate upon the earliest to occur of: (i) the approval and adoption of the Merger Agreement at the Company Stockholders’ Meeting; (ii) the termination of the Merger Agreement in accordance with its terms; or (iii) the Parent providing a notice of termination to the Stockholders. No party hereto shall be relieved from any liability for intentional breach of this Agreement by reason of any such termination. Notwithstanding the foregoing, this Section 5 and Sections 7 and 8 of this Agreement shall survive the termination of this Agreement.

        6.        Appraisal Rights.

        To the extent permitted by applicable law, each Stockholder hereby waives and agrees not exercise any rights of appraisal or rights to dissent from the Merger that he may have with respect to the Subject Shares under applicable law.

        7.        Publication.

        Each Stockholder hereby authorizes Parent and the Company to publish and disclose in the Proxy Statement (including any and all documents and schedules filed with the Securities and Exchange Commission relating thereto) his identity and ownership of Subject Shares and the nature of his commitments, arrangements and understandings pursuant to this Agreement.

        8.        Waiver of Jury Trial.

        EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

        9.        Governing Law; Jurisdiction.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State. Each party hereby agrees and consents to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in and for New Castle County or, if the Court of Chancery lacks subject matter jurisdiction, any court of the State of Delaware situated in New Castle County or the United States District Court for the District of Delaware in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 13 hereof. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware in and for New Castle County or, if the Court of Chancery lacks subject matter jurisdiction, any court of the State of Delaware situated in New Castle County or the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

        10.        Specific Performance.

        Stockholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Merger Agreement, and that, without these agreements, Parent would not enter into the Merger Agreement, and acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by such party and that any such breach would cause the other party hereto irreparable harm. Accordingly, each party hereto also agrees that, in the event of any breach or threatened breach of the provisions of this Agreement by such party, the other party hereto shall be entitled to equitable relief without the requirement of posting a bond or other security, including in the form of injunctions and orders for specific performance.

        11.        Amendment, Waivers, Etc.

        This Agreement may be amended by Parent, Merger Sub and the Stockholders at any time before adoption of the Merger Agreement by the stockholders of the Company; provided, however, that after such adoption, no amendment shall be made that by law or in accordance with the rules of any relevant stock exchange or automated inter-dealer quotation system requires further approval by such Stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by Parent, Merger Sub and the Stockholders. At any time prior to the Effective Time, Parent, Merger Sub and the Stockholders may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or acts of the other party; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any of the agreements or conditions of the other party contained herein; provided, however, that no failure or delay by Parent, Merger Sub and the Stockholders in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of Parent or the Stockholders to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        12.        Assignment; No Third Party Beneficiaries.

        Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of all of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than Parent, Merger Sub and the Stockholders and their respective successors and permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (other than as so specified) shall be deemed a third party beneficiary under or by reason of this Agreement.

        13.        Notices.

        All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered if delivered personally or on the date of confirmation of receipt if sent by facsimile and (ii) on the fifth business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

if to Parent, to:

Business&Decision North America Holding, Inc.
900 West Valley Road
Suite 900
Wayne, Pennsylvania 19087
Attention: Alfred K. Ferraioli
Telephone: (610) 230-2500
Facsimile: (610) 230-2512
Email: al.ferraioli@businessdecision.com

If to any Stockholder, at the address set forth under such Stockholder’s name on Schedule A hereto or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

        14.         Severability.

        If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

        15.        Integration.

        This Agreement (together with the Merger Agreement to the extent referenced herein), including Schedule A hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

        16.        Mutual Drafting.

        Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

        17.         Section Headings.

        The section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        18.        Counterparts.

        This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, and of which when executed shall be deemed to be an original but all which shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the day and date first above written.

BUSINESS&DECISION NORTH AMERICA HOLDING, INC.
By: /s/ Alfred K. Ferraioli
Name: Alfred K. Ferraioli
Title: Chief Financial Officer
BDEC ACQUISITION CORP.
By: /s/ Alfred K. Ferraioli
Name: Alfred K. Ferraioli
Title: Chief Financial Officer

STOCKHOLDERS:
/s/ Philip S. Bligh
Philip S. Bligh
/s/ Stephen C.P. Mack
Stephen C.P. Mack

SCHEDULE A

STOCKHOLDERS

Stockholder	Subject Shares
Philip S. Bligh	2,349,200
c/o Inforte Corp.
500 N. Dearborn Street
Suite 1200
Chicago, Illinois 60610
Stephen C.P. Mack
c/o Inforte Corp.
500 N. Dearborn Street	1,092,566
Suite 1200
Chicago, Illinois 60610

SCHEDULE A

ANNEX A

IRREVOCABLE PROXY

        Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Voting Agreement, dated as of May 13, 2007, by and among Business&Decision North America Holding, Inc., a Delaware corporation; BDEC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent; and each individual listed on the signature page thereof as a stockholder (the “Voting Agreement”). A copy of the Voting Agreement is attached hereto and is incorporated by reference herein.

        This Proxy is given to secure the performance of the duties of the undersigned Stockholder pursuant to the Voting Agreement and is granted in consideration of Parent entering into the Merger Agreement.

        The undersigned Stockholder hereby irrevocably appoints Robin Kearon and Alfred K. Ferraioli, and each of them individually, the sole and exclusive attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned Stockholder and in the name, place and stead of the undersigned Stockholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares beneficially owned (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by the undersigned Stockholder and which the undersigned Stockholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 3(a) of the Voting Agreement as follows:

        (i)         in favor of the approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval and adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement and

        (iii)         against (A) any Company Acquisition Proposal, (B) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (C) any change in the individuals who serve as members of the board of directors of the Company; (D) any amendment to the Company’s certificate of incorporation or bylaws; (E) any material change in the capitalization of the Company or the Company’s corporate structure; and (F) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

        This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Stockholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Stockholder.

        This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Stockholder with respect to the subject matter of the Voting Agreement and the Merger Agreement.

        This Proxy shall terminate on the termination of the Voting Agreement.

SIGNATURE TO IRREVOCABLE PROXY

STOCKHOLDER
/s/ Philip S. Bligh
(Signature)
Philip S. Bligh
Print Name
Date: May 13, 2007

SCHEDULE A

ANNEX A

IRREVOCABLE PROXY

        Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Voting Agreement, dated as of May 13, 2007, by and among Business&Decision North America Holding, Inc., a Delaware corporation; BDEC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent; and each individual listed on the signature page thereof as a stockholder (the “Voting Agreement”). A copy of the Voting Agreement is attached hereto and is incorporated by reference herein.

        This Proxy is given to secure the performance of the duties of the undersigned Stockholder pursuant to the Voting Agreement and is granted in consideration of Parent entering into the Merger Agreement.

        The undersigned Stockholder hereby irrevocably appoints Robin Kearon and Alfred K. Ferraioli, and each of them individually, the sole and exclusive attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned Stockholder and in the name, place and stead of the undersigned Stockholder, to vote or, if applicable, to give written consent, with respect to, all Subject Shares beneficially owned (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by the undersigned Stockholder and which the undersigned Stockholder is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto, in accordance with the provisions of Section 3(a) of the Voting Agreement as follows:

        (i)         in favor of the approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval and adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement and

        (iii)         against (A) any Company Acquisition Proposal, (B) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; (C) any change in the individuals who serve as members of the board of directors of the Company; (D) any amendment to the Company’s certificate of incorporation or bylaws; (E) any material change in the capitalization of the Company or the Company’s corporate structure; and (F) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement.

        This Proxy is coupled with an interest, shall be irrevocable to the fullest extent permitted by law and shall be binding on any successor in interest of the undersigned Stockholder. This Proxy shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned Stockholder.

        This Proxy shall operate to revoke any prior proxy as to the Subject Shares heretofore granted by the undersigned Stockholder with respect to the subject matter of the Voting Agreement and the Merger Agreement.

        This Proxy shall terminate on the termination of the Voting Agreement.

SIGNATURE TO IRREVOCABLE PROXY

STOCKHOLDER
/s/ Stephen C.P. Mack
(Signature)
Stephen C.P. Mack
Print Name
Date: May 13, 2007